UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

Tower Group International, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 4 Par-La-Ville Road Hamilton HM 08, Bermuda
(Address of principal executive offices)
(441) 279-6610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 15, 2013, Tower Group International, Ltd. (“the Company”) received a notification letter from the Nasdaq Listing Qualifications Department ("Nasdaq") stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2013 (the "10-Q") with the Securities and Exchange Commission (the "Commission"), it was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1).

Under the Nasdaq Listing Rules the Company has 60 days to submit a plan to Nasdaq to regain compliance with the applicable Listing Rule. Upon acceptance of the Company's compliance plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the 10-Q's initial due date, or until February 5, 2014, to regain compliance with Nasdaq's filing requirements for continued listing. The Nasdaq notice has no immediate effect on the listing or trading of the Company's common stock on The Nasdaq Global Market. The Company expects to file its 10-Q with the Commission within 30 days and, if necessary, the Company will submit a plan to regain compliance with Nasdaq's filing requirements within the 60 day period.

On August 16, 2013, the Company issued a press release disclosing the receipt of the notification letter from Nasdaq, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as if fully set forth herein.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company 's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the Commission, including among others the Company 's Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibits are filed as part of this report.

Number	Description
99.1	Copy of press release issued by Tower Group International, Ltd. dated August 16, 2013

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date:	August 16, 2013	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Executive Vice President and
Chief Financial Operator